The Yacktman Funds, Inc.

Supplement to the Prospectus dated April 30, 2011

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

On April 18, 2012, Affiliated Managers Group, Inc. (“AMG”) announced that it had reached a definitive agreement to acquire a majority interest in Yacktman Asset Management Co. (“Yacktman Co.”), the investment adviser to The Yacktman Focused Fund and The Yacktman Fund (collectively, the “Funds”).

In connection with the proposed acquisition, on April 4, 2012, the Funds’ Board of Directors approved and recommended submitting to shareholders the following proposals:

1.
For shareholders of The Yacktman Focused Fund, to approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which Yacktman Focused Fund, a series of Managers AMG Funds (the “New Yacktman Focused Fund”), would acquire all of the assets and assume all of the liabilities of The Yacktman Focused Fund in exchange for shares of the New Yacktman Focused Fund to be distributed pro rata by The Yacktman Focused Fund to its shareholders in complete liquidation and termination of The Yacktman Focused Fund; and

2.
For shareholders of The Yacktman Fund, to approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which Yacktman Fund, a series of Managers AMG Funds (the “New Yacktman Fund”), would acquire all of the assets and assume all of the liabilities of The Yacktman Fund in exchange for shares of the New Yacktman Fund to be distributed pro rata by The Yacktman Fund to its shareholders in complete liquidation and termination of The Yacktman Fund.

Shareholders of each of the Funds will vote separately on the proposal to reorganize their respective Fund (the “Proposed Reorganizations”).

The New Yacktman Focused Fund and the New Yacktman Fund have been created to continue the investment operations of The Yacktman Focused Fund and The Yacktman Fund, respectively, and will utilize the same core investment process going forward.  The members of the investment team of Yacktman Co. who currently manage the investments of The Yacktman Focused Fund and The Yacktman Fund will manage the New Yacktman Focused Fund and the New Yacktman Fund if the Proposed Reorganizations are approved.

Managers AMG Funds has filed a proxy statement/prospectus on Form N-14 with the Securities and Exchange Commission in connection with the Proposed Reorganizations.  The definitive proxy statement/prospectus will be sent to shareholders of the Funds to seek their approval of the reorganization of the Funds.  Shareholders are urged to read the definitive proxy statement/prospectus and proxy card when they become available, because they will contain important information about the Proposed Reorganizations.

* * *

The date of this Supplement is April 18, 2012.

Please retain this Supplement for future reference.